Converted Organics Presentation
New York, April 2009

Forward-Looking Statements

This presentation contains “forward-looking statements.” “Forward-looking statements” describe future expectations, plans, results or strategies and are generally preceded by words such as “future,” “plan” or “planned,” “will” or “should,” “expected,” “anticipates,” “draft,” “eventually” or “projected.” You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events or results to differ materially from those projected in the forward-looking statements, including risks that typically confront early-stage ventures with no operating history and other risks identified in our preliminary prospectus. You should consider these factors in evaluating the forward-looking statements included herein, and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof and Converted Organics Inc. undertakes no obligation to update such statements.

Business Model

•	Take in food waste at our “perpetual landfills” collect tipping fees

•	Convert food waste into all-natural fertilizer products

•	Sell branded products into retail, turf management, and agribusiness markets

Mission Statement

•	To produce environmentally beneficial agricultural supplements of the highest quality.

•	To be the preferred supplier of exceptional products offering environmental and commercial benefits to improve productivity by improving plant nutrition, disease suppression, crop protection and soil enhancement.

•	To use sustainable business practices that protect and value the environment, our customers, colleagues, and shareholders.

Company Timeline

•	2002: Established to pursue waste-to-fertilizer business

•	2003: Founders invest $3M to build company

•	2003: Secures license for technology

•	2004: Identifies location for first plant in New Jersey

•	2007: Completes $10M IPO

•	2007: Secures $17M project financing through NJ Economic Development Authority

•	2007: Begins building first plant in New Jersey

•	2008: Acquires assets of United Organics Products and Waste Recovery Industries of Gonzales, CA

•	2009: Production of liquid and granular fertilizers begins at New Jersey plant

•	2009: Commenced delivery into Home Depot stores

•	2009: Restructured outstanding debt

Experienced Management Team

•	Management Team Experienced in Organic Fertilizers, Recycling & Project Finance

•	Edward J. Gildea, Chairman, President & CEO

•	Former COO and General Counsel of QualityMetric Incorporated

•	Former Vice President – Legal of Kellogg Company

•	Dave Allen, CPA, Chief Financial Officer EVP Administration

•	Former CEO/CFO of The Millbrook Press, Inc.

•	Dave Flannery, VP Marketing

•	Former VP, Sales & Marketing Clean Harbors Inc.

•	Rob Bayliss, VP of Manufacturing

•	Former Founder and Principal of Manufacturing Consulting Company

Company Summary

1.	Food waste is diverted from landfills and sent to Converted Organics

2.	Converted Organics converts food waste into Organic Fertilizer using an advanced process

3.	Converted Organics sells Organic Fertilizer to the Retail, Professional Turf and Agribusiness markets

4.	Retail / Professional Turf / Agribusiness Markets

Revenue

•	Two Sources:

•	Tipping Fees (25%)

•	Recurring Revenue

•	$38 MM Asset Valuation

•	Sale of Products (75%)

Revenue Dynamics
•	You load 100 tons and what do you get?
o o o o
100 tons a day over the scale = $6,200 a day in tip fees
100 tons a day over the scale = 25 tons a day of fertilizer
25 tons a day of fertilizer = $13,750 in sales
100 tons a day over the scale = $19,950 a day in revenue

Environmental Benefits

•	Reduces need for chemical based fertilizers

•	Increases recycling

•	Diverts waste from landfills reducing greenhouse gas (GHG) emissions

•	Promotes sustainable agriculture

Raw Material Supply

•	Regulatory: “The Last Frontier” of Recycling

•	Metro NY — NJ Market > 16 million tons/year

•	We have an expanding team of 11 independent haulers for the NJ facility from NJ and NY

•	California Salinas Valley area > USA Salad Bowl

•	City of Gonzales school program

Our Process

Our Market

•	Fertilizer/Disease Suppression Products

•	North American Market = 58 million tpy

•	NJ Production = +/- 20,000 tpy

•	CA Production = +/- 10,000 tpy

Marketing

Financial Results

	12 MONTHS ENDING	12 MONTHS ENDING
	DECEMBER 31, 2008	DECEMBER 31, 2007

CASH	3,357,940	287,867
RESTRICTED CASH — CURRENT	2,547,557	2,590,053
RESTRICTED CASH — NON CURENT	60,563	12,006,359
CONSTRUCTION IN PROGRESS	974,900	4,947,067
PROPERTY, PLANT AND EQUIPMENT	19,725,146	—
ALL OTHER ASSETS	5,951,902	2,345,381

TOTAL ASSETS	32,618,008	22,176,727

CURRENT LIABILITIES	9,474,400	2,501,202
LONG TERM LIABILITIES	18,096,676	17,589,170

TOTAL LIABILITIES	27,571,076	20,090,372

STOCKHOLDERS’ EQUITY	5,046,932	2,086,355

REVENUE	1,547,981	—
COST OF SALES	1,981,084	—

OPERATING MARGIN	(433,103)	—

OPERATING EXPENSES	10,201,222	3,737,271
INTEREST EXPENSE, NET	5,544,773	346,741

NET LOSS	16,179,098	4,084,012

LOSS PER SHARE	$(2.70)	$(0.87)

Board of Directors

•	Board of Directors

•	Robert Cell

•	President and CEO of Mybuys.com

•	Former COO/CFO of Blue Martini Software, Inc.

•	John DeVillars

•	Managing Partner of BlueWave Strategies, LLC

•	Former Director of USEPA Region 1

•	Ed Stoltenberg

•	Managing Director of Phoenix Financial Services, an investment banking firm

•	Certified Public Accountant and holds a B.A from Ohio Wesleyan University and an M.B.A from the University of Michigan

Investment Highlights

•	Sustainable “Green” Investment

•	Expanding Market

•	Increasing Revenue Opportunity

•	Acceleration of Growth through development opportunities and acquisition

A ‘Closed Loop’ Environmental Solution

•	Farm / Store / Table / Converted Organics